                                 AMENDMENT NO. 1

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of [August 31, 2009], amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Aim Advisors, Inc. (the "Adviser"), on behalf of AIM Growth Series, and each of Invesco Trimark Ltd., formerly AIM Funds Management Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (each a "Sub-Advisor" and, collectively, the "Sub-Advisors").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to change the name of AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund to AIM Balanced-Risk Retirement Now Fund, AIM Balanced-Risk Retirement 2010 Fund, AIM Balanced-Risk Retirement 2020 Fund, AIM Balanced-Risk Retirement 2030 Fund, AIM Balanced-Risk Retirement 2040 Fund and AIM Balanced-Risk Retirement 2050 Fund, respectively;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      FUNDS

               AIM Balanced-Risk Retirement Now Fund
               AIM Balanced-Risk Retirement 2010 Fund
               AIM Balanced-Risk Retirement 2020 Fund
               AIM Balanced-Risk Retirement 2030 Fund
               AIM Balanced-Risk Retirement 2040 Fund
               AIM Balanced-Risk Retirement 2050 Fund
               AIM Basic Value Fund
               AIM Conservative Allocation Fund
               AIM Global Equity Fund
               AIM Growth Allocation Fund
               AIM Income Allocation Fund
               AIM International Allocation Fund
               AIM Mid Cap Core Equity Fund
               AIM Moderate Allocation Fund
               AIM Moderate Growth Allocation Fund
               AIM Moderately Conservative Allocation Fund
               AIM Small Cap Growth Fund"

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     2.   All other terms and provisions of the Contract not amended shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO AIM ADVISORS, INC.

                                        Advisor


                                        By:
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President


                                        INVESCO TRIMARK LTD.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                        GMBH

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO GLOBAL ASSET MANAGEMENT (N.A.),
                                        INC.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO HONG KONG LIMITED

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO INSTITUTIONAL (N.A.), INC.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------